UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 6, 2019

TEMPUR SEALY INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31922	33-1022198
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Tempur Way
Lexington, Kentucky  40511
(Address of principal executive offices) (Zip Code)

(800) 878-8889
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.01 par value	TPX	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
        On December 6, 2019, Tempur Sealy International, Inc. (the "Company") determined that it will record a charge of $30 million (before tax) in the fourth quarter of 2019, in connection with the bankruptcy of one of its customers, Mattress PAL Holding, LLC ("Mattress PAL"), and the resulting significant liquidity issues of Mattress PAL's affiliates (collectively, "Mattress1One"). On April 7, 2019, Mattress PAL filed a voluntary petition in the U.S. Bankruptcy Court for the Middle District of Florida, Orlando Division (“Bankruptcy Court") seeking relief under Chapter 11 of the U.S. Bankruptcy Code ("Chapter 11 Proceedings"). On December 5, 2019, the Bankruptcy Court orally granted Mattress PAL's request to convert the Chapter 11 Proceedings to a Chapter 7 liquidation case. The Company plans to treat this charge, which does not involve any cash payments, as an adjustment in calculating adjusted EBITDA under the Company’s senior secured credit agreement.

Mattress1One represented less than 1% of the Company's global net sales in 2019, and the Company does not expect this charge, or the loss of Mattress1One as a customer, to have a material impact on the Company's 2019 guidance, 2020 outlook, or current or future liquidity.

Cautionary Statement Regarding Forward-Looking Statements

        This Current Report on Form 8-K (this "Report") contains "forward-looking statements," within the meaning of the federal securities laws, which includes information concerning one or more of the Company's plans, objectives, goals, strategies, and other information that is not historical information. When used in this Report, the words "expects," "guidance," "plans," "outlook," “will,” and variations of such words or similar expressions are intended to identify forward-looking statements. These forward-looking statements include, without limitation, statements relating to the impact of this charge or the loss of Mattress1One as a customer on the Company’s results of operation, liquidity, outlook or financial position. Any forward-looking statements are based upon current expectations and beliefs and various assumptions. There can be no assurance that the Company will realize these expectations or that these beliefs will prove correct.

Other potential risk factors include the risk factors discussed under the heading “Risk Factors” under Item 1A of Part 1 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018. There may be other factors that may cause actual results to differ materially from the forward-looking statements contained herein. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 9, 2019

Tempur Sealy International, Inc.

By:	/s/ Bhaskar Rao
Name:	Bhaskar Rao
Title:	Executive Vice President & Chief Financial Officer